Lincoln Life & Annuity Company of New York:
      LLANY Separate Account S for Flexible Premium Variable Life Insurance


                       Supplement Dated: December 21, 2005
                    To the Prospectus Dated: October 5, 2005

                      Product: Lincoln Corporate Variable 5



The information in this supplement updates and amends certain information contained in the last Product Prospectus you received. Keep this supplement with your Prospectus for reference.


The following replaces the language in Table I: Transaction Fees, Fund Transfer Fee, When Charge is Deducted on Page 4:

         Applied to any transfer request in excess of 24 made during any Insured Employee Coverage Duration.


The following replaces the section titled "Fund Transfer Fee" on Page 13:

         Fund Transfer Fee

         The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per Insured Employee Coverage Duration.


The following replaces the second paragraph of the section titled "Transfers" on Page 17:

         Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Insured Employee Coverage Duration without charge. The Company reserves the right to charge $25 for each transfer after the twenty-fourth request per Insured Employee Coverage Duration.